SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)	April 30, 2005

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844

(STATE OR OTHER JURISDICTION	(COMMISSION	(I.R.S. EMPLOYER
OF INCORPORATION)	FILE NUMBER)	IDENTIFICATION NO.)

1440 Kiewit Plaza
Omaha, Nebraska	68131

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

      On April 30, 2005, Berkshire Hathaway Inc. (“Berkshire”) held its Annual Shareholders meeting. Prior to the formal business meeting, Warren E. Buffett, Berkshire’s Chairman and Chief Executive Officer and Charles T. Munger, Berkshire’s Vice Chairman, held a question and answer session for the shareholders. Before taking questions, Mr. Buffett discussed preliminary financial information regarding Berkshire’s First Quarter 2005 results of operations. A transcript of Mr. Buffett’s comments is attached as an exhibit (99.1). The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation language in such a filing.

Item 9.01 Financial Statements and Exhibits

(c)	exhibits

99.1	Transcript of Warren E. Buffett Comments Regarding Berkshire’s First Quarter 2005 Results of Operations

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 3, 2005	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg

By: Marc D. Hamburg Vice President and Chief Financial Officer